                                                                    EXHIBIT 23.2

             CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS

The Board of Directors
Evergreen Healthcare, Inc.:

  We consent to the use of our reports included herein, and to the reference to our Firm under the heading "Experts" in the prospectus.

Indianapolis, Indiana
December 30, 1996